UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005

US UNWIRED INC.

(Exact name of registrant as specified in its charter)

Louisiana	000-22003	72-1457316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Lakeshore Drive, Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 436-9000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

On November 14, 2005, U.S. Unwired, Inc. (“USU”) provided the holders of First Priority Senior Secured Floating Rate Notes due 2010 and the holders of 10% Second Priority Senior Secured Notes due 2012 with condensed consolidated financial statements of USU and its subsidiaries as of and for the three and nine-month periods ended September 30, 2005, and management’s discussion and analysis of financial condition and results of operation related thereto, copies of which are attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not required.

(b)	Pro Forma Financial Information.

Not required.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
99	U.S. Unwired, Inc. Financial Statements as of and for the Three and Nine-Month Periods ended September 30, 2005, and Management’s Discussion and Analysis of Financial Condition and Results of Operation

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US UNWIRED INC.

By:	/s/ William G. Arendt
William G. Arendt
Vice President

Date: November 14, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99	U.S. Unwired, Inc. Financial Statements as of and for the Three and Nine-Month Periods ended September 30, 2005, and Management’s Discussion and Analysis of Financial Condition and Results of Operation

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